EXHIBIT 1

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(f)(1)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: April 6, 1998

MALTA PARTNERS, L.P.                  MALTA HEDGE FUND, L.P.
By: SOAM Holdings, LLC,               By: SOAM Holdings, LLC,
    the sole general partner              the sole general partner


By: /s/ Terry Maltese                 By: /s/ Terry Maltese
    ---------------------------           ---------------------------
    Terry Maltese                         Terry Maltese
    President                             President


MALTA PARTNERS II, L.P.               MALTA HEDGE FUND II, L.P.
By:  SOAM Holdings, LLC,              By:  SOAM Holdings, LLC,
     the sole general partner              the sole general partner


By: /s/ Terry Maltese                 By: /s/ Terry Maltese
    ---------------------------           ---------------------------
    Terry Maltese                         Terry Maltese
    President                             President


SOAM Holdings, LLC                    Sandler O'Neill Asset Management LLC


By: /s/ Terry Maltese                 By: /s/ Terry Maltese
    ---------------------------           ---------------------------
    Terry Maltese                         Terry Maltese
    President                             President


                                      Terry Maltese

                                          /s/ Terry Maltese
                                          ---------------------------

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